Financial expenses	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Financial expenses	Financial expenses
The following table sets forth the components of our financial expenses for the years ended December 31, 2020, 2019 and 2018:

	For the year ended December 31,
In thousands of U.S. dollars	2020	2019	2018
Interest expense on debt (including all lease financing arrangements) (1)	$132,423	$162,738	$145,871
Accretion of convertible notes (as described in Note 12)	8,413	11,375	13,225
Amortization of deferred financing fees	6,657	7,041	10,541
Loss on extinguishment of debt and write-off of deferred financing fees (2)	4,056	1,466	13,212
Accretion of premiums and discounts on assumed debt(3)	3,422	3,615	3,779
Total financial expenses	$154,971	$186,235	$186,628

(1)     The decrease in interest expense is primarily attributable to lower LIBOR rates. As a result of the COVID-19 pandemic, LIBOR rates decreased significantly during the year ended December 31, 2020. Additionally, we were able to lower the weighted average margin on our variable rate debt through various refinancing initiatives commencing in the fourth quarter of 2019 and throughout 2020. The combination resulted in lower interest expense for the year ended December 31, 2020 compared to December 31, 2019 despite the increase in the average carrying value of our debt to $3.13 billion from $2.91 billion as of December 31, 2020 and 2019, respectively.
The increase in interest expense during the year ended December 31, 2019 was result of the increase in the average carrying value of our debt balance, from $2.81 billion during the year ended December 31, 2018 to $2.91 billion during the year ended December 31, 2019, partially offset by the decrease in LIBOR during the year ended December 31, 2019 as compared to the year ended December 31, 2018. The increase in the average carrying value of our debt balance was primarily due to the Trafigura Transaction and the assumption of $531.5 million of obligations under leasing arrangements (which closed in September 2019 and thus did not impact the entire year ended December 31, 2019) combined with our scrubber financings.
    Interest payable during those periods was offset by interest capitalized of $1.4 million, $2.8 million and $0.2 million, during the years ended December 31, 2020, 2019 and 2018 respectively.
(2)     The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2020 include (i) $2.7 million of write-offs of deferred financing fees related to the refinancing of existing indebtedness on certain vessels, (ii) $2.0 million of cash prepayment fees, primarily from the CSSC Lease Financing (as described in Note 12), offset by (iii) $0.7 million of write-offs of the premium and discounts related to the refinancing of existing indebtedness on certain vessels. The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2019 includes write-offs of deferred financing fees of (i) $1.2 million related to the refinancing of existing indebtedness on certain vessels, and (ii) $0.3 million related to the redemption of the Senior Notes due 2019 (as described in Note 12). The loss on extinguishment of debt and deferred financing fees write-off during the year ended December 31, 2018 includes write-offs of deferred financing fees of (i) $1.2 million related to the exchange of our Convertible Notes due 2019 in May and July 2018 (as described in Note 12) and (ii) $12.0 million related to the refinancing of the existing indebtedness on certain vessels.
(3) The accretion of premiums and discounts represent the accretion or amortization of the fair value adjustments relating to the indebtedness assumed as part of the 2017 acquisition of Navig8 Product Tankers Inc.